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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT
    PURSUANT TO SECTION 13 or 15 (d) OR THE SECURTIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OR EARLIEST EVENT REPORTED):  OCTOBER 15, 1997
                       COMMISSION FILE NUMBER:   0-25790

                           CREATIVE COMPUTERS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                                            95-4518700
(STATE OR OTHER JURISDICTION                               (I.R.S. Employer
      OF INCORPORATION)                                   Identification No.)


               2645 MARICOPA STREET, TORRANCE, CALIFORNIA  90503
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (310) 787-4500
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Item 2.   Acquisition or Disposition of Assets

(a) On October 15, 1997, Creative Computers, Inc., a Delaware corporation, acquired substantially all of the assets of Elek-Tek, Inc., a Delaware corporation, located at 7350 North Linder Avenue, Skokie, Illinois 60077, for a purchase price of $29.0 million pursuant to an Asset Purchase Agreement dated September 17, 1997, as amended. Such assets consisted primarily of accounts receivable, inventory, property, plant and equipment, general intangibles and customer lists and the businesses associated with mail order, direct sales and retail activities.

(b) The acquisition will be accounted for as a purchase. The Company borrowed $20.7 million of the purchase price from Deutsche Financial Services Corporation, and the remaining $8.3 million was paid in cash. Elek-Tek, Inc. will operate as a wholly-owned subsidiary of Creative Computers, Inc. The description of the acquisition is qualified by reference to the Asset Purchase Agreement dated as of September 17, 1997 as amended by the Bankruptcy Court Order dated October 9,1997and press release dated October 15, 1997.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired.

     The financial statements for Elek-Tek, Inc. listed below have been previously filed with the Commission by Elek-Tek, Inc. under file number 000-22064 and are incorporated herein by reference.

          Fiscal Year

           Report of Independent Accountants.
           Balance Sheets as of December 31, 1996 and December 31, 1995. Statements of Operations for the years ended December 31, 1996,
              December 31, 1995 and December 31, 1994.
           Statements of Stockholders' Equity for the years ended December 31,
              1996, December 31, 1995 and December 31, 1994.
           Statements of Cash Flows for the years ended December 31, 1996,
              December 31, 1995 and December 31, 1994.
           Notes to Financial Statements.

          Interim

           Unaudited Condensed Balance Sheets as of March 31, 1997 and June 30,
              1997.
           Unaudited Condensed Statements of Operations for the three and six months ended March 31, 1997 and June 30, 1997.
           Unaudited Condensed Statements of Cash flows for the three and six months ended March 31, 1997 and June 30, 1997.
           Unaudited notes to Condensed Financial Statements.

(b)  Pro forma financial information.

     (1) As of the date of this Form 8-K, it is impractical for the Registrant to provide the pro forma financial information required pursuant to
          Article 11 of Regulation S-X. In accordance with Item 7 (b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K on or before December 28, 1997.
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(c)  Other

     Exhibits

     10.1 Asset Purchase Agreement dated September 17, 1997 between Creative Computers, Inc. and Elek-Tek, Inc.
     10.2 Business Credit and Security Agreement dated October 14, 1997 between Deutsche Financial Services Corporation and Elek-Tek Acquisition Corp.
     10.3 Business Credit and Security Agreement dated October 14, 1997 between Deutsche Financial Services Corporation and Creative Computers, Inc.
     99.1  Press release dated October 15, 1997.


                                  SIGNATURES

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CREATIVE COMPUTERS, INC.




Date:  October 27, 1997             By     /s/  Richard Finkbeiner
                                    Richard Finkbeiner
                                    Chief Financial Officer

                                    (Duly Authorized Officer of the
                                    Registrant and Principal Financial Officer)